UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: May 28, 2010
Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield Ohio	44406-05555

(Address of principal executive offices)	(Zip Code)
(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
     On May 28, 2010, Farmers National Banc Corp. issued a press release announcing its filing of a registration statement on Form S-1. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated May 28, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.
By:	/s/ Carl D. Culp
Carl D. Culp
Executive Vice President and Treasurer

Date: May 28, 2010